UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2011

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 11, 2011, Transatlantic Holdings, Inc. (the “Company”) issued a press release regarding its entry into a confidentiality agreement and discussions with an additional party regarding potential strategic alternatives. The confidentiality agreement announced today is in addition to the previously announced confidentiality agreements that the Company entered into with Validus Holdings, Ltd., National Indemnity Company and an additional undisclosed party. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On October 11, 2011, the Company filed Amendment No. 12 (“Amendment 12”) to the Solicitation/Recommendation Statement on Schedule 14D-9 originally filed by the Company on July 28, 2011. A copy of Amendment 12 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated October 11, 2011.

99.2	Amendment 12 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on October 11, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Executive Vice President and General Counsel

Date: October 11, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated October 11, 2011.

99.2	Amendment 12 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on October 11, 2011).